EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of IPC Acquisition Corp. (the “Company”) on Form 10-Q/A for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy Whelan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Timothy Whelan Timothy Whelan Chief Financial Officer July 10, 2003

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledeging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to IPC Acquisition Corp. and will be retained by IPC Acquisition Corp. and furnished to the Securities and Exchange Commission or its staff upon request.